As filed with the Securities and Exchange Commission on February 12, 2001

                                              1933 Act Registration No. 333-___


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  [ ] Pre-Effective Amendment No.______ [ ] Post-Effective Amendment No.______


                          PAINEWEBBER INVESTMENT TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (212) 713-2000

                              AMY R. DOBERMAN, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                     1285 Avenue of the Americas, 18th Floor
                            New York, New York 10019
                     (Name and address of agent for service)

                                   Copies to:

                             ELINOR W. GAMMON, ESQ.
                           Kirkpatrick & Lockhart LLP
                   1800 Massachusetts Avenue, N.W., 2nd Floor
                              Washington D.C. 20036
                            Telephone: (202) 778-9000


Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488.

Title of securities being registered: Class A, Class B, Class C and Class Y shares of beneficial interest in the series of the Registrant designated PaineWebber Tactical Allocation Fund.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

                            PAINEWEBBER BALANCED FUND
                  (A SERIES OF PAINEWEBBER MASTER SERIES, INC.)
                               51 West 52nd Street
                          New York, New York 10019-6114


                                                              March       , 2001
                                                                    ------

Dear Shareholder,

         The enclosed proxy statement and prospectus asks for your vote on a proposal that will determine the future of your investment in PaineWebber Balanced Fund.

         We are seeking shareholder approval to merge Balanced Fund into PaineWebber Tactical Allocation Fund. If the merger is approved, you will receive shares of the corresponding class of shares of Tactical Allocation Fund in exchange for your Balanced Fund shares, and Balanced Fund will cease operations. The expenses of each class of shares of Tactical Allocation Fund following the merger would be lower than the current expenses of the corresponding class of Balanced Fund.

         Mitchell Hutchins serves as the investment adviser and administrator for both Funds. The two Funds have similar investment objectives and policies. Both Funds seek total return, but each uses somewhat different investment policies in pursuing its objective. Tactical Allocation Fund allocates its assets as recommended by Mitchell Hutchins' Tactical Allocation Model between a stock portion that is designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%. Balanced Fund does not use the Tactical Allocation Model but does allocate its assets between stocks and fixed income investments (bonds and money market instruments). Balanced Fund's stock investments also are designed to track the performance of the S&P 500 Index. Unlike Tactical Allocation Fund, however, Balanced Fund always keeps at least 25% of its total assets in fixed income investments and seeks to track the performance of the Lehman Brothers Aggregate Bond Index for its bond investments, which are not limited to U.S. Treasury notes and bills.

         The enclosed document describes the proposed merger more fully and compares the investment strategies and policies, risk characteristics, operating expenses and performance histories of the two Funds in more detail. Please read this document carefully. We have included a "Question and Answer" section that we believe will be helpful to most investors.

         YOUR VOTE IS VERY IMPORTANT. After reviewing the enclosed document, please complete, date and sign your proxy card and return it TODAY in the enclosed postage-paid return envelope. Or you may vote your shares by telephone or the internet. Voting your shares early will avoid costly follow up mail and telephone solicitation.

         THE BOARD UNANIMOUSLY URGES THAT YOU VOTE "FOR" THE PROPOSED MERGER.

                                                     Sincerely,


                                                     Brian M. Storms
                                                     PRESIDENT

                   QUESTIONS AND ANSWERS ON PROPOSED MERGER OF
                            PAINEWEBBER BALANCED FUND

         On October 6, 2000, the Board of Directors of PaineWebber Master Series, Inc. ("Master Series"), on behalf of its series, PaineWebber Balanced Fund ("Balanced Fund"), unanimously approved the merger of Balanced Fund into PaineWebber Tactical Allocation Fund ("Tactical Allocation Fund"), a series of PaineWebber Investment Trust ("Investment Trust"). This merger, however, can occur only if Balanced Fund's shareholders approve the transaction. Here are answers to some of the most commonly asked questions.

WHAT IS A MERGER?

         A fund is said to merge with another fund when it transfers its assets and liabilities to that other fund; subsequently, the old fund ceases to operate. Shareholders of the old fund become shareholders of the acquiring fund.

WHY IS THIS MERGER BEING PROPOSED?

         Master Series' Board and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser, administrator and distributor for each Fund, believe that Balanced Fund's shareholders will benefit from the merger because the combined Fund would offer significantly lower expenses while allowing Balanced Fund's shareholders to continue to invest in a fund that allocates its assets between stock and fixed income investments.

         Balanced Fund's assets have generally declined over the past six months, and its operating expenses have increased as a result. Tactical Allocation Fund has significantly lower operating expenses than Balanced Fund because of its lower investment advisory and administration fee and the economies of scale that result from its much larger asset base. The two Funds have similar investment objectives and policies. Balanced Fund seeks high total return with low volatility, while Tactical Allocation Fund seeks total return consisting of long-term capital appreciation and current income. Both Funds pursue their investment objectives by allocating their assets between a stock portion and a fixed income portion, and both seek to track the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") for their stock portion.

         The main  differences  between the Funds are that  Tactical  Allocation
Fund follows the recommendations of Mitchell Hutchins' Tactical Allocation Model, which recommends stock allocations of 100%, 75%, 50%, 25% or 0%. If so recommended by the Model, Tactical Allocation Fund may invest up to 100% of its total assets in either stocks or fixed income investments, which consist of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days. In contrast, Balanced Fund does not use the Tactical Allocation Model to determine its allocation between stocks and fixed income investments and must always keep at least 25% of its total assets in a combination of bonds and cash. In addition, Balanced Fund's fixed income investments are designed to track the performance of the Lehman Brothers Aggregate Bond Index and so are not as limited as those of Tactical Allocation Fund. (See "Comparison of the Funds" on page [__] of the Combined Proxy Statement/Prospectus for more information on the investment policies and risks of each Fund.)

HOW MANY SHARES WILL I RECEIVE AT THE TIME OF THE MERGER?

         If the merger is approved, you will receive full and fractional shares of the corresponding class of Tactical Allocation Fund having a total value equal to the total value of your Balanced Fund shares at the time of the merger. Although the two Funds will have different net asset values per share, each class of shares of Tactical Allocation Fund issued in the merger will otherwise be substantially similar to the corresponding class of shares of Balanced Fund.

IF I CURRENTLY ELECT TO RECEIVE MY BALANCED FUND DIVIDEND AS CASH OR IF I HAVE THE DIVIDEND AUTOMATICALLY REINVESTED INTO THE FUND, WILL MY DISTRIBUTION CHOICE REMAIN THE SAME FOR MY TACTICAL ALLOCATION FUND SHARES AFTER THE MERGER?

         If you do not currently own shares of Tactical Allocation Fund, your dividend distribution election for Balanced Fund will remain the same after the merger.

         If you currently own shares of BOTH Tactical Allocation Fund and Balanced Fund, your dividend distribution after the merger will be the choice you currently have selected for your Tactical Allocation Fund shares.

WILL I HAVE TO PAY TAXES AS A RESULT OF THE MERGER?

         The merger has been structured as a tax-free transaction, which means that no gain or loss will be recognized by either Fund as a direct result of the merger. This means that you will not realize any gain or loss on your receipt of Tactical Allocation Fund shares, and that your basis for the Tactical Allocation Fund shares you receive in the merger will be the same as the basis for your Balanced Fund shares.

         Immediately prior to the merger, Balanced Fund will have to distribute all of its previously undistributed income and net capital gain, if any, to its shareholders, and that distribution will be taxable to Balanced Fund shareholders. Because Balanced Fund expects to sell most of its fixed income investments prior to the merger, this distribution would include any net realized capital gain from those transactions. This means that if you remain a shareholder of Balanced Fund, if the merger takes place, you may receive a taxable distribution of ordinary income and net capital gain, if any.

HOW WILL THE MERGER AFFECT FUND EXPENSES?

         The combined Fund is expected to have overall operating expenses that are significantly lower than the current operating expenses of Balanced Fund due to the lower investment advisory and administration fee paid by Tactical Allocation Fund and the economies of scale that result from its much larger asset base. (For more details about fees and expenses of each class of shares, see "Comparative Fee Table" on page [__] of the Combined Proxy Statement/Prospectus.)

HOW HAVE TACTICAL ALLOCATION FUND AND BALANCED FUND PERFORMED?

         The following tables show the average annual total returns over several time periods for each class of shares of Balanced Fund and Tactical Allocation Fund. A Fund's past performance does not necessarily indicate how it will perform in the future. The tables reflect sales chares on the Class A, B and C shares and the higher expenses for these classes due to the fees paid under their Rule 12b-1 plans. The Class Y shares of each Fund are not subject to any sales charges or 12b-1 fees. The tables also compare each Fund's returns to returns of the S&P 500 Index, a broad-based market index. The comparative index is unmanaged and, therefore, does not include any sales charges or expenses.

TACTICAL ALLOCATION FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 2000)
CLASS                                       CLASS A        CLASS B       CLASS C       CLASS Y       S&P 500
(INCEPTION DATE)                           (5/10/93)      (1/30/96)     (7/22/92)     (5/10/93)       INDEX
----------------                           ---------      ---------     ---------     ---------       -----
One Year ...........................         (6.61)%        (7.32)%       (3.81)%       (1.89)%     (9.10)%
Five Years..........................         17.80%            N/A        18.00%        19.22%       18.33%
Life of Class.......................         16.62%         17.55%        15.89%        17.66%            *

----------------------------
* Average annual total returns for the S&P 500 Index for the life of each class were as follows: Class A and Class Y - 17.68%; Class B - 18.08%; and Class C
- 17.23%.

BALANCED FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 2000)
CLASS                                       CLASS A        CLASS B*       CLASS C       CLASS Y      S&P 500
(INCEPTION DATE)                            (7/1/91)      (12/12/86)     (7/2/92)      (3/26/98)      INDEX
----------------                            --------      ----------     --------      ---------      -----
One Year ...........................         (6.14)%         (6.73)%      (3.28)%        (1.46)%    (9.10)%
Five Years..........................         10.33%          10.23%       10.53%            N/A     18.33%
Ten Years...........................            N/A          10.52%          N/A            N/A     17.46%
Life of Class.......................          9.92%           9.04%        9.57%          3.29%         **

----------
* Assumes conversion of Class B shares to Class A shares after six years.
** Average annual total returns for the S&P 500 Index for the life of each class were as follows: Class A - 16.59%; Class B - 15.50%; Class C - 17.10%; and Class Y - 8.18%.

WHEN WILL THE PROPOSED MERGER OCCUR?

         The Funds expect to merge in April 2001, assuming Balanced Fund shareholder approval at the special meeting scheduled to be held on April 17, 2001.

CAN I SELL OR EXCHANGE MY BALANCED FUND SHARES BEFORE THE MERGER?

         If you do not wish to receive shares of Tactical Allocation Fund, you are free to sell or exchange your Balanced Fund shares at any time prior to the merger. You will be subject to any applicable contingent deferred sales charges and taxes if you sell your Balanced Fund shares. If you elect to exchange your shares prior to the merger, you may be subject to taxes. Consult your tax adviser for the tax implications of an exchange. Please call your Financial Advisor to discuss your investment options or with any questions.

WHAT IS THE BOARD'S RECOMMENDATION ON THE MERGER?

         Your Board of Directors unanimously recommends a vote "FOR" the merger.

                            PAINEWEBBER BALANCED FUND
                  (A SERIES OF PAINEWEBBER MASTER SERIES, INC.)
                               51 West 52nd Street
                          New York, New York 10019-6114

                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 17, 2001

                           --------------------------


To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber Balanced Fund ("Balanced Fund"), a series of PaineWebber Master Series, Inc. ("Master Series"), will be held on April 17, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 10:00 a.m., Eastern time, for the following purpose:

                  To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Balanced Fund into PaineWebber Tactical Allocation Fund ("Tactical Allocation Fund"), a series of PaineWebber Investment Trust ("Investment Trust"). Pursuant to the Plan, Balanced Fund will transfer all its assets to Tactical Allocation Fund, which will assume all the stated liabilities of Balanced Fund, and Tactical Allocation Fund will issue to each Balanced Fund shareholder the number of full and fractional shares of the applicable class of Tactical Allocation Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Balanced Fund.

         Shareholders of record as of the close of business on February 22, 2001, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Directors of Master Series or vote your shares by telephone or the internet. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Master Series or by voting in person at the Meeting.

                                           By Order of the Board of Directors,


                                           Dianne E. O'Donnell
                                           SECRETARY
March        , 2001
      -------
51 West 52nd Street
New York, New York 10019-6114

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.


         Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

         To vote via the internet, please access https://vote.proxy-direct.com on the World Wide Web and follow the on-screen instructions.

         You may also call 1-800-597-7836 and vote by telephone.

         If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  REGISTRATION                                VALID SIGNATURE
                                  ------------                                ---------------
     Corporate Accounts
     (1)   ABC Corp...........................................         ABC Corp.
                                                                       John Doe, Treasurer
     (2)   ABC Corp...........................................         John Doe, Treasurer
     (3)   ABC Corp. c/o John Doe, Treasurer..................         John Doe
     (4)   ABC Corp. Profit Sharing Plan......................         John Doe, Trustee

     Partnership Accounts
     (1)   The XYZ Partnership................................         Jane B. Smith, Partner
     (2)   Smith and Jones, Limited Partnership...............         Jane B. Smith, General Partner

     Trust Accounts
     (1)   ABC Trust Account..................................         Jane B. Doe, Trustee
     (2)   Jane B. Doe, Trustee u/t/d 12/28/78...............          Jane B. Doe

     Custodial or Estate Accounts
     (1)   John B. Smith, Cust. f/b/o
           John B. Smith, Jr.,
           UGMA/UTMA..........................................         John B. Smith
     (2)   Estate of John B. Smith............................         John B. Smith, Jr., Executor

                            PAINEWEBBER BALANCED FUND
                  (A SERIES OF PAINEWEBBER MASTER SERIES, INC.)
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                      PAINEWEBBER TACTICAL ALLOCATION FUND
                   (A SERIES OF PAINEWEBBER INVESTMENT TRUST)
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                               Dated: March     , 2001
                                            ----

         This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Shareholders of PaineWebber Balanced Fund ("Balanced Fund"), a series of PaineWebber Master Series, Inc. ("Master Series"), a Maryland Corporation, to be held on April 17, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 10:00 a.m., Eastern time (such meeting and any adjournments thereof are referred to collectively as the "Meeting"). At the Meeting, the shareholders of Balanced Fund will be asked to consider and approve the following proposal:

              To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Balanced Fund into PaineWebber Tactical Allocation Fund ("Tactical Allocation Fund"), a series of PaineWebber Investment Trust ("Investment Trust"). Pursuant to the Plan, Balanced Fund will transfer all its assets to Tactical Allocation Fund, which will assume all the stated liabilities of Balanced Fund, and Tactical Allocation Fund will issue to each Balanced Fund shareholder the number of full and fractional shares of the applicable class of Tactical Allocation Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Balanced Fund.

         A form of the Plan is attached as Appendix A to this Proxy Statement/Prospectus. THE BOARD OF DIRECTORS OF MASTER SERIES HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTERESTS OF BALANCED FUND AND ITS SHAREHOLDERS. (Balanced Fund and Tactical Allocation Fund sometimes are referred to individually as a "Fund" and together as "Funds.")

         Pursuant to the Plan, Balanced Fund will transfer all its assets to Tactical Allocation Fund, which will assume all the stated liabilities of Balanced Fund, and Investment Trust will issue to each Balanced Fund shareholder the number of full and fractional shares of beneficial interest of the applicable class of Tactical Allocation Fund having an aggregate net asset value ("NAV") that, on the effective date of the reorganization, is equal to the aggregate NAV of the shareholder's shares of common stock in the corresponding class of Balanced Fund (the "Reorganization"). The value of each Balanced Fund shareholder's account with Tactical Allocation Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Balanced Fund immediately prior to the Reorganization. As a result of the Reorganization, shareholders of each class of shares of Balanced Fund will become shareholders of the corresponding class of shares of Tactical Allocation Fund. No sales charges will be assessed on the shares of Tactical Allocation Fund issued in connection with the Reorganization.

         Tactical Allocation Fund is a diversified series of Investment Trust, which is an open-end management investment company currently comprised of two series. Tactical Allocation Fund's investment objective is to achieve total return, consisting of long-term capital appreciation and current income. The Fund seeks to achieve its investment objective by allocating its assets, in accordance with the recommendations of Mitchell Hutchins' Tactical Allocation Model, between a stock portion that is designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days. The Model recommends allocations in 25% increments and, if the Model so recommends, Tactical Allocation may invest up to 100% of its total assets in either stocks or fixed income investments.

         This Proxy Statement/Prospectus sets forth the information that a Balanced Fund shareholder should know before voting on the Plan. It should be read carefully and retained for future reference.

          A Statement of Additional Information ("SAI") dated March __, 2001 containing additional information about the Reorganization, including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Proxy Statement/Prospectus. A Prospectus and SAI for Tactical Allocation Fund, each dated December 31, 2000, as supplemented, and Tactical Allocation Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000, have been filed with the SEC and are hereby incorporated by reference. A copy of the current Prospectus of Tactical Allocation Fund and its Annual Report accompany this Proxy Statement/Prospectus. Information about Balanced Fund is included in its current Prospectus and SAI, each dated December 31, 2000, which are on file with the SEC and are hereby incorporated by reference into this Proxy Statement/Prospectus. Copies of the other referenced documents, as well as Balanced Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000, are available without charge by writing either Balanced Fund or
Tactical Allocation Fund at the address shown above, or by calling 1-800-647-1568. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding Investment Trust and Master Series. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Room, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov. Additional information about the Funds also may be obtained on the Web at http://www.painewebber.com.

         AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

Section Title                                                               Page
-------------                                                               ----

INTRODUCTION...................................................................4
PROPOSAL:  TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
           AND TERMINATION.....................................................5
SYNOPSIS.......................................................................5
      The Proposed Reorganization..............................................5
      Comparative Fee Table....................................................5
      Summary Comparison of the Funds..........................................7
COMPARISON OF PRINCIPAL RISK FACTORS...........................................8
COMPARISON OF THE FUNDS........................................................9
      Investment Objectives....................................................9
      Investment Policies......................................................9
      Operations of Tactical Allocation Fund following the Reorganization.....10
      Performance.............................................................10
      Sales Charges...........................................................12
      Distribution, Purchase, Exchange and Redemption.........................12
      Dividends and Other Distributions.......................................13
      Taxes...................................................................13
MANAGEMENT....................................................................13
      Investment Adviser and Administrator....................................13
      Portfolio Managers......................................................13
      Advisory Fees and Fund Expenses.........................................14
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION...............................14
      Reasons for the Reorganization..........................................14
      Terms of the Reorganization.............................................16
      Description of Securities to be Issued..................................17
      Temporary Waiver of Investment Restrictions.............................17
      Federal Income Tax Considerations.......................................17
      Required Vote...........................................................18
ORGANIZATION OF THE FUNDS.....................................................18
FINANCIAL HIGHLIGHTS..........................................................18
CAPITALIZATION................................................................19
LEGAL MATTERS.................................................................20
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.................20
EXPERTS.......................................................................20
OTHER INFORMATION.............................................................20
APPENDIX A:  Form of Agreement and Plan of Reorganization and Termination....A-1
APPENDIX B:  Security Ownership of Certain Beneficial Owners.................B-1
APPENDIX C:  Management's Discussion of Tactical Allocation Fund's ..........C-1
             Performance

                                  INTRODUCTION

         This Proxy Statement/Prospectus is being furnished to shareholders of Balanced Fund, a series of Master Series, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of the proposal requires the affirmative vote of more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the proposal described in this Proxy Statement/Prospectus. The presence in person or by proxy of Balanced Fund shareholders entitled to cast one third of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

         Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be (i) considered votes cast at the Meeting or (ii) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against the proposal.

         Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Investment Trust ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

          Mitchell Hutchins (not the Funds) will bear the expense of the Reorganization. Master Series intends to first mail this Proxy Statement/Prospectus and the accompanying proxy card on or about March __, 2001. Shareholders of record as of the close of business on February 22, 2001 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, Balanced Fund had [_______] shares issued and outstanding, consisting of [_______] Class A shares, [_______] Class B shares, [________] Class C shares, and [_________] Class Y shares. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth in Appendix B, as of the Record Date, Mitchell Hutchins, the investment adviser, administrator and distributor of both Funds, does not know of any person who owns beneficially or of record 5% or more of any class of shares of either Fund. [As of that same date, the Directors or Trustees and officers, as a group, owned less than 1% of any class of either Fund's outstanding shares.]

         Master Series has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. Master Series expects to solicit proxies by mail, telephone and via the internet. Master Series officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. SCC will be paid approximately $23,500 for proxy solicitation services. Master Series will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Mitchell Hutchins may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

         PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION.

                                    SYNOPSIS

         The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Statement of Additional Information, and the Plan. As discussed more fully below, Master Series' Board believes that the proposed Reorganization will benefit Balanced Fund's shareholders.

THE PROPOSED REORGANIZATION

         The Boards of Investment Trust and Master Series, including their respective Trustees and Directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Board Members"), considered and approved the Plan at meetings held on September 13, 2000 and October 6, 2000, respectively. The Plan provides for the acquisition by Tactical Allocation Fund of all of Balanced Fund's assets in exchange for Tactical Allocation Fund shares and the assumption by Tactical Allocation Fund of all of Balanced Fund's stated liabilities. Balanced Fund will then distribute the Tactical Allocation Fund shares to Balanced Fund's shareholders, by class, so that each Balanced Fund shareholder will receive the number of full and fractional shares of the corresponding class of Tactical Allocation Fund equal in aggregate value to the aggregate value of the shares of Balanced Fund that the shareholder held at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on April 27, 2001, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). Balanced Fund will be terminated as soon as is practicable after the Closing Date. See "Additional Information About the Reorganization," below.

         Master Series and Investment Trust will each receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent Balanced Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any such net recognized gains would increase the amount of any distribution made to shareholders of Balanced Fund prior to the Closing Date. See "Additional Information About the Reorganization -- Federal Income Tax Considerations," below.

         For the reasons set forth below under "Additional Information About the Reorganization -- Reasons for the Reorganization," the Board of Master Series has determined that the Reorganization is in the best interests of Balanced Fund and that the interests of existing Balanced Fund shareholders will not be diluted as a result of the Reorganization. ACCORDINGLY, MASTER SERIES' BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE TRANSACTION.

COMPARATIVE FEE TABLE

         The table below describes the fees and expenses that you would pay if you buy and hold Balanced Fund shares or Tactical Allocation Fund shares before the Reorganization and Tactical Allocation Fund shares after the Reorganization. The "Annual Fund Operating Expenses" set forth below are based on the fees and expenses for the Funds' fiscal years ended August 31, 2000. The PRO FORMA information reflects the anticipated effects of the Reorganization.

--------------------- -- -------------------------------- -- -------------------------------- -- --------------------------------
                                                                                                        COMBINED TACTICAL
                                  BALANCED FUND                 TACTICAL ALLOCATION FUND                 ALLOCATION FUND
                                                                                                            PRO FORMA
                         ---------------------------------   --------------------------------    -------------------------------
                         Class   Class    Class   Class      Class   Class    Class   Class      Class   Class   Class   Class
                           A       B        C       Y          A       B        C       Y          A       B       C       Y
---------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales
Charge (load)
Imposed on                4.5%    None     None    None       4.5%    None     None    None       4.5%    None     None    None
Purchases (AS A
PERCENTAGE OF
OFFERING PRICE)
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(load)  (AS A
PERCENTAGE OF             None     5%       1%     None       None     5%       1%     None       None     5%       1%     None
ORIGINAL PURCHASE
PRICE OR REDEMPTION
PROCEEDS, WHICHEVER
IS LESS)
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee              None    None     None    None       None    None     None    None       None    None     None    None
---------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (FEES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------------
Management Fees*
                         0.75%    0.75%   0.75%   0.75%      0.45%    0.45%   0.45%   0.45%      0.45%    0.45%   0.45%   0.45%
---------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees     0.25%    1.00%   1.00%    None      0.25%    1.00%   1.00%    None      0.25%    1.00%   1.00%    None
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses*          0.25%    0.29%   0.25%   0.28%      0.14%    0.15%   0.15%   0.11%      0.14%    0.15%   0.15%   0.11%
---------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses       1.25%    2.04%   2.00%   1.03%      0.84%    1.60%   1.60%   0.56%      0.84%    1.60%   1.60%   0.56%
---------------------------------------------------------------------------------------------------------------------------------

* For both Funds, "Management Fees" include fees paid to Mitchell Hutchins for administrative services.

         The example below is intended to help you compare the costs of investing in each Fund, both before and after the Reorganization.

         The example below assumes that you invest $10,000 in each Fund (including the combined Fund) for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                              ------     -------     -------     --------
BALANCED FUND
Class A                                                       $ 572       $ 829      $1,105      $1,893
Class B (assuming sale of all shares at end of period)          707         940       1,298       1,980
Class B (assuming no sale of shares)                            207         640       1,098       1,980
Class C (assuming sale of all shares at end of period)          303         627       1,078       2,327
Class C (assuming no sale of shares)                            203         627       1,078       2,327
Class Y                                                         105         328         569       1,259

                                                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                              ------     -------     -------     --------

TACTICAL ALLOCATION FUND
Class A                                                       $ 532       $ 706       $ 895      $ 1,440
Class B (assuming sale of all shares at end of period)          663         805       1,071        1,509
Class B (assuming no sale of shares)                            163         505         871        1,509
Class C (assuming sale of all shares at end of period)          263         505         871        1,900
Class C (assuming no sale of shares)                            163         505         871        1,900
Class Y                                                          57         179         313          701

PRO FORMA  TACTICAL ALLOCATION FUND
Class A                                                       $ 532       $ 706       $ 895      $ 1,440
Class B (assuming sale of all shares at end of period)          663         805       1,071        1,509
Class B (assuming no sale of shares)                            163         505         871        1,509
Class C (assuming sale of all shares at end of period)          263         505         871        1,900
Class C (assuming no sale of shares)                            163         505         871        1,900
Class Y                                                          57         179         313          701


SUMMARY COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

         Balanced Fund and Tactical Allocation Fund have similar investment objectives, policies and overall risk characteristics in that each Fund seeks total return and allocates its assets between stock and fixed income investments. Tactical Allocation Fund allocates its assets, in accordance with the recommendations of Mitchell Hutchins' Tactical Allocation Model, between a stock portion that is designed to track the performance of the S&P 500 Index and a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days. The Model recommends stock allocations of 100%, 75%, 50%, 25% or 0%. If the Model recommends a stock allocation of less than 100%, it also recommends a fixed income allocation (five year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days) for the remainder of the Fund's assets. Tactical Allocation Fund may thus invest up to 100% of its total assets in stocks or fixed income investments if the Model so recommends. Tactical Allocation Fund may invest in U.S. dollar denominated equity securities of foreign issuers to the extent needed to track the performance of the S&P 500 Index for its stock investments.

         Balanced Fund generally allocates its investments among stocks, bonds and cash (money market instruments). Mitchell Hutchins uses fundamental valuation techniques to adjust the allocation of the Fund's assets before prices fully reflect the likely effect of changes in key economic variables. The Fund normally has investments in each asset class but always keeps at least 25% of its total assets in fixed income investments (bonds and cash). Balanced Fund's stock investments are also designed to track the performance of the S&P 500 Index. The bond portion of Balanced Fund's assets is designed to track the performance of the Lehman Brothers Aggregate Bond Index. Balanced Fund's bond investments are primarily investment grade, but it has the flexibility to invest in lower quality bonds (commonly known as "junk bonds") to the limited extent necessary to track the Lehman Brothers Aggregate Bond Index. Balanced Fund may invest in U.S. dollar denominated equity securities of foreign issuers to the extent needed to track the performance of its benchmark indices.

INVESTMENT ADVISORY SERVICES

         Mitchell   Hutchins   has  served  as  the   investment   adviser   and
administrator for Tactical Allocation Fund since February 1995. Mitchell Hutchins has served as investment adviser and administrator for Balanced Fund since August 1988 and as sub-adviser for the Fund since its inception in December 1986 to August 1988 (PaineWebber Incorporated ("PaineWebber") served as investment adviser and administrator to the Fund during this period).

PURCHASE AND REDEMPTION PROCEDURES

         Funds in the PaineWebber Flexible PricingSM System generally offer Class A, Class B, Class C and Class Y shares. The purchase and redemption procedures for Tactical Allocation Fund's Class A, Class B, Class C and Class Y shares are the same as those currently in effect for the corresponding classes of shares of Balanced Fund. You may exchange Class A, Class B or Class C shares of Tactical Allocation Fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

                      COMPARISON OF PRINCIPAL RISK FACTORS

         Both Funds are subject to substantially similar risk factors associated with their investments in equities and their allocation of assets between equities and fixed income investments. An investment in either Fund is not guaranteed; an investor may lose money by investing in either Fund. The principal risks presented by the Funds are:

         ASSET ALLOCATION RISK -- Each Fund allocates its assets among different asset classes. For Tactical Allocation Fund, the Mitchell Hutchins Tactical Allocation Model may not correctly predict the times to shift Tactical Allocation Fund's assets from one type of investment to another. For Balanced Fund, Mitchell Hutchins may not be succesful in choosing the best allocation of the Fund's assets among stocks, bonds and cash.

         EQUITY RISK --The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A Fund may lose a substantial part, or even all, of the value of its investment in a company's stock.

         INDEX TRACKING RISK -- Each Fund expects a close correlation between the performance of its stock and/or bond investments and that of the benchmark index in both rising and falling markets. While each fund attempts to replicate the results of a benchmark index (before the deduction of fees and operating expenses) a fund's investment results generally will not be identical to those of the index. Deviations from the performance of an index may result from shareholder purchases and sales of shares that can occur daily. In addition, each fund must pay fees and expenses that are not borne by an index.

         INTEREST RATE RISK -- The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise so that the value of a Fund's investments in bonds will fall. Interest rate risk is the primary source of risk for U.S. government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

         FOREIGN INVESTING RISK -- Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. However, because each Fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

         DERIVATIVES RISK -- The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. A Fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a Fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

PRIMARY DIFFERENCE IN THE INVESTMENT RISKS OF THE FUNDS

         CREDIT RISK -- Because Balanced Fund invests in bonds other than those issued by the U.S. Treasury, it is much more subject to credit risk, which is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade (commonly known as "junk bonds") involve high credit risk and are considered speculative. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price Balanced Fund desires.

                             COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES

         The Funds have similar investment objectives. Tactical Allocation Fund seeks total return, consisting of long-term capital appreciation and current income. Balanced Fund seeks high total return with low volatility.

INVESTMENT POLICIES

         Each Fund generally allocates its assets between a stock portion and a fixed income portion. Tactical Allocation Fund allocates its assets, in accordance with the recommendations of Mitchell Hutchins' Tactical Allocation Model, between a stock portion that is designed to track the performance of the S&P 500 and a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days. Mitchell Hutchins reallocates Tactical Allocation Fund's assets in accordance with the Model's recommendations on the first business day of each month. The Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive position by reallocating assets to bonds or cash when the Model signals the risk of a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%. If the Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the Fund's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills. If recommended by the Model, Tactical Allocation Fund may invest 100% of its total assets in stocks or in fixed income investments.

         Balanced Fund generally allocates its investments among stocks, bonds and cash (money market instruments). Balanced Fund does not use the Tactical Allocation Model's recommendations. Instead, Mitchell Hutchins uses fundamental valuation techniques to adjust the allocation of the Fund's assets before prices fully reflect the likely effect of changes in key economic variables. Unlike Tactical Allocation Fund, Balanced Fund always keeps at least 25% of its total assets in a combination of bonds and cash. Balanced Fund's equity investments, like those of Tactical Allocation Fund, are designed to track the performance of the S&P 500 Index. Balanced Fund's fixed income investments, however, are designed to track the performance of the Lehman Brothers Aggregate Bond Index. Balanced Fund's bonds are primarily investment grade, but it has the flexibility to invest in lower quality bonds to the extent necessary to track the Lehman Brothers Aggregate Bond Index. Balanced Fund's total investments in bonds that are not investment grade (commonly known as "junk bonds") may not exceed 10% of its total assets.

         SECURITIES OF FOREIGN ISSUERS-- To the extent necessary to track the performance of its benchmark index or indices, each Fund may invest in U.S. dollar denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

         DERIVATIVES. The Funds have similar policies with respect to the use of options, futures, and other derivatives. Each Fund may (but is not required to) use options, futures and other derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for Fund management purposes. The Funds also may use these instruments to reduce the risk of adverse price movements while investing in cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs. Balanced Fund may also use these instruments to manage the "duration" of its bond investments. "Duration" is a measure of the Fund's exposure to interest rate risk.

         OTHER INVESTMENT POLICIES. Each Fund may invest up to 10% of its net assets in illiquid securities. Both Funds may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. Each

Fund may lend up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. Each Fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 20% of its total assets for Tactical Allocation Fund (10% of its total assets for Balanced Fund). Neither Fund may purchase securities while borrowings in excess of 5% of its total assets are outstanding.

         PORTFOLIO TURNOVER. Each Fund may engage in frequent trading to achieve its investment objective. Frequent trading may result in portfolio turnover of 100% or more (high portfolio turnover). Frequent trading may increase the portion of a Fund's capital gains that is realized for tax purposes in any given year, which may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of a Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent net short-term capital gains than they would pay on distributions that represent net long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs. Neither Fund restricts the frequency of trading to limit expenses or the tax effect that its dividends may have on shareholders. The portfolio turnover rates for Balanced Fund for the last two fiscal years ended August 31, 1999, and 2000, were 234% and 151%, respectively, while the portfolio turnover rates for Tactical Allocation Fund's last two fiscal years ended August 31, 1999, and 2000, were 6% and 122%, respectively.

OPERATIONS OF TACTICAL ALLOCATION FUND FOLLOWING THE REORGANIZATION

         It is not expected that Tactical Allocation Fund will revise any of its policies following the Reorganization to reflect those of Balanced Fund. Mitchell Hutchins has reviewed Balanced Fund's current portfolio and determined that Balanced Fund's holdings of equity securities are compatible with Tactical Allocation Fund's portfolio. As a result, Mitchell Hutchins believes that, if the Reorganization is approved, a substantial portion of Balanced Fund's assets could be transferred to and held by Tactical Allocation Fund.

         Balanced Fund's fixed income investments, however, generally are not appropriate investments for Tactical Allocation Fund. If Balanced Fund's shareholders approve the Reorganization, these securities would be sold in an orderly manner and the proceeds of these sales held in temporary investments pending reinvestment in assets that are consistent with the holdings of Tactical Allocation Fund. As of February 28, 2001, Balanced Fund's fixed income investments represented approximately ____% of Balanced Fund's portfolio. The relative portion of Balanced Fund's assets represented by fixed income investments may change depending on Mitchell Hutchins' continuing assessment of changing market conditions and the appropriate allocation of the Fund's assets between stock investments and fixed income investments. The need for Balanced Fund to dispose of most of its fixed income investments in connection with the Reorganization may result in the Fund's selling securities at a disadvantageous time and could result in the Fund's realizing gain (or losses) that would not otherwise have been realized.

PERFORMANCE

         The following bar chart and table provide information about the performance of Tactical Allocation Fund and thus give some indication of the risks of an investment in the Fund.

         The bar chart shows how Tactical Allocation Fund's performance has varied from calendar year to calendar year. The performance of the Fund's Class C shares are shown because its Class C shares have the longest performance history of any class of its shares. The bar chart does not reflect the effect of sales charges; if it did the total returns shown would be lower.

         The first table that follows the bar chart shows the average annual returns over several time periods for each class of shares of Tactical Allocation Fund's Class A, Class B, Class C and Class Y shares. This table reflects sales charges and 12b-1 fees for Class A, Class B and Class C shares of Tactical Allocation Fund. The Fund's Class Y shares are not subject to any sales charges or 12b-1 fees.

         The second table that follows the bar chart shows the average annual total returns over several time periods for Balanced Fund's Class A, Class B, Class C and Class Y shares. This table reflects sales charges and 12b-1 fees for Class A, Class B and Class C shares of Balanced Fund. The Fund's Class Y shares are not subject to any sales charges or 12b-1 fees.

         The tables also compare each Fund's returns to returns of a broad-based market index -- the S&P 500 Index -- that is unmanaged and, therefore, does not include any fees or expenses.

         Each Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for Balanced Fund for the period prior to October 10, 2000, the date on which the Fund's investment strategies changed from active management of the Fund's stock and fixed income investments to seeking to track the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, respectively.


TACTICAL ALLOCATION FUND - TOTAL RETURN ON CLASS C SHARES (1993 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                    CALENDAR YEAR               TOTAL RETURN
                         1993                          7.64%
                         1994                        (1.28)%
                         1995                         34.09%
                         1996                         20.66%
                         1997                         31.01%
                         1998                         26.78%
                         1999                         17.62%
                         2000                        (2.94)%


Best quarter during years shown:  4th quarter, 1998 - 20.82%
Worst quarter during years shown:  3rd quarter, 1998 - (10.33)%

TACTICAL ALLOCATION FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 2000)

CLASS                               CLASS A         CLASS B         CLASS C         CLASS Y         S&P 500
(INCEPTION DATE)                   (5/10/93)       (1/30/96)       (7/22/92)       (5/10/93)         INDEX
                                   ---------       ---------       ---------       ---------         -----
One Year .......................     (6.61)%         (7.32)%         (3.81)%         (1.89)%         (9.10)%
Five Years......................      17.80%             N/A          18.00%          19.22%          18.33%
Life of Class...................      16.62%          17.55%          15.89%          17.66%               *

* Average annual total returns for the S&P 500 Index for the life of each class shown were as follows: Class A and Class Y - 17.68%, Class B - 18.08%, and Class C - 17.23%.

BALANCED FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 2000)

CLASS                               CLASS A       CLASS B*       CLASS C        CLASS Y       S&P 500
(INCEPTION DATE)                   (7/1/91)      (12/12/86)      (7/2/92)      (3/26/98)       INDEX
                                   --------      ----------      --------      ---------       -----
One Year .......................    (6.14)%         (6.73)%       (3.28)%        (1.46)%      (9.10)%
Five Years......................    10.33%           10.23%        10.53%            N/A       18.33%
Ten Years.......................       N/A           10.52%           N/A            N/A       17.46%
Life of Class...................     9.92%            9.04%         9.57%          3.29%           **

* Assumes conversion of Class B shares to Class A shares after six years.
** Average annual returns for the S&P 500 Index for the life of each class shown were as follows: Class A - 16.59%, Class B - 15.50%, Class C - 17.10% and Class Y - 8.18%.

SALES CHARGES

         No sales charges apply when Balanced Fund shareholders receive shares of Tactical Allocation Fund in connection with the Reorganization. The Class A shares of both Funds are normally sold subject to a maximum initial sales charge of 4.5%. Class B shares of both Funds are sold subject to a maximum contingent deferred sales charge ("CDSC") of 5% (as a percentage of original purchase price or redemption proceeds, whichever is less). Class C shares of both Funds are sold subject to a maximum CDSC of 1% (as a percentage of original purchase price or redemption proceeds, which is less). For purposes of calculating the CDSC, the holding period for the Class B and Class C shares of Tactical Allocation Fund distributed to Class B and Class C shareholders of Balanced Fund will include the holding period for the shares of Balanced Fund. The Class Y shares of each Fund are sold without initial sales charges or CDSCs. New purchases of Class A, Class B, Class C and Class Y shares of Tactical Allocation Fund by any shareholders will be subject to their terms. For more information about sales charges for each class of shares of Tactical Allocation Fund and Balanced Fund, see "Flexible Pricing" in the joint Prospectus for Tactical Allocation Fund and Balanced Fund.

         Each Fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. The Class A shares of both Funds pay an annual fee to Mitchell Hutchins for shareholder services in the amount of 0.25% of average daily net assets. The Class B and Class C shares of both Funds pay an annual 12b-1 distribution fee of 0.75% of average daily net assets, as well as an annual 12b-1 service fee of 0.25% of average daily net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses. Class C shares do not convert to another class of shares. The Class Y shares of both Funds are not subject to a 12b-1 fee.

DISTRIBUTION, PURCHASE, EXCHANGE AND REDEMPTION

         Mitchell Hutchins is the distributor of the shares of both Funds and has appointed PaineWebber to be the dealer for the sale of those shares. The minimum initial investment in Tactical Allocation Fund is $1,000; each additional investment must be $100 or more. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates, certain pension plans, retirement accounts, unaffiliated investment programs or participants in Tactical Allocation Fund's automatic investment plan.

         Purchase and redemption procedures are identical for both Funds. If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase Fund shares through your Financial Advisor. Otherwise, you can invest in the Funds through the Funds' transfer agent, PFPC Inc. For a more complete discussion of share purchases, see "Buying Shares" in each Fund's prospectus.

         You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: first Class A, then Class C, then Class B, and last, Class Y. For a more complete discussion of share redemption procedures, see "Selling Shares" in the prospectus for each of Tactical Allocation Fund and Balanced Fund.

         You may exchange Class A, Class B, or Class C shares of each Fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares of either Fund. No front-end or contingent deferred sales charge is imposed on the shares acquired through an exchange. However, you may have to pay a contingent deferred sales charge if you later sell the shares you acquired in the exchange. Exchanges are subject to minimum investment and other requirements of the PaineWebber fund into which exchanges are made. For a more complete discussion of share exchange procedures, see "Exchanging Shares" in each Fund's prospectus.

          The price at which you may buy, sell, or exchange Fund shares is based on the net asset value per share. Each Fund calculates NAV on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates NAV separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Funds' NAV per share will be calculated as of the time trading was halted. Your price for buying, selling or exchanging shares will be based on the NAV that is next calculated after the Fund accepts your order. For more information on the pricing and valuation of shares, see "Pricing and Valuation" in each Fund's prospectus.

DIVIDENDS AND OTHER DISTRIBUTIONS

         Balanced Fund normally pays dividends semi-annually and distributes its gains, if any, annually. Tactical Allocation Fund normally pays dividends and distributes its gains, if any, annually. Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of a Fund's shares, while Class Y shares would have the highest dividends.

         As a shareholder of Tactical Allocation Fund, you will receive dividends in additional shares of the Fund unless you elect to receive them in cash. Your current dividend distribution election will remain the same after the Reorganization. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

         On or before the Closing Date, Balanced Fund will distribute substantially all of its undistributed net investment income, net capital gain and net short-term capital gain, if any, in order to continue to maintain its tax status as a regulated investment company.

TAXES

         The dividends that you receive from either Fund generally are subject to federal income tax regardless of whether you receive them in additional Fund shares or in cash. If you hold Fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

         When you sell Fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a Fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

         Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the Fund held the assets that generated the gains for more than 12 months. A Fund will tell you annually how you should treat its dividends for tax purposes.

                                   MANAGEMENT

INVESTMENT ADVISER AND ADMINISTRATOR

         Mitchell Hutchins is the investment adviser and administrator of both Tactical Allocation Fund and Balanced Fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber, which is an indirect wholly owned subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On December 31, 2000, Mitchell Hutchins was manager, adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $60.1 billion.

PORTFOLIO MANAGERS

         T. Kirkham Barneby is responsible for the asset allocation decisions for Tactical Allocation Fund. He has been responsible for the day-to-day management of the Fund since February 1995. Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

         T. Kirkham Barneby and Joe Baggett are responsible for the asset allocation decisions for Balanced Fund. Mr. Barneby is a managing director and chief investment officer for quantitative investments of Mitchell Hutchins. Mr.

Baggett is a first vice president of Mitchell Hutchins and a member of its quantitative investments group. Prior to joining Mitchell Hutchins in 1996, Mr. Baggett worked at PaineWebber in its economics group. Mr. Barneby first assumed responsibility for the Fund's asset allocation decisions in August 1995. Mr. Baggett assumed his Fund responsibilities on October 10, 2000.

         Mr. Barneby and Frank Vallario assumed responsibility for the day-to-day management of Balanced Fund's stock investments on October 10, 2000. Mr. Vallario is a first vice president of Mitchell Hutchins and a member of its quantitative investments group. Prior to joining Mitchell Hutchins in March 1996, Mr. Vallario worked at PaineWebber in its capital markets group.

         Heidi Kirmaier assumed responsibility for the day-to-day management of Balanced Fund's bond investments on October 10, 2000. Ms. Kirmaier is a first vice president of Mitchell Hutchins and a member of its quantitative investments group. Ms. Kirmaier first joined Mitchell Hutchins in 1982.

         Susan Ryan is responsible for the day-to-day management of the portion of Balanced Fund's assets invested in money market instruments. Ms. Ryan has been with Mitchell Hutchins since 1982 and is a senior vice president of Mitchell Hutchins. She has held her Fund responsibilities since August 1995.

ADVISORY FEES AND FUND EXPENSES

         Tactical Allocation Fund paid fees to Mitchell Hutchins for advisory and administrative services during the last fiscal year at the effective rate of 0.45% of average daily net assets. Balanced Fund paid fees to Mitchell Hutchins for advisory and administrative services during the last fiscal year at the effective rate of 0.75% of the Fund's average daily net assets.

         Mitchell Hutchins anticipates that the shareholders of each class of shares of Balanced Fund who become shareholders of the corresponding class of shares of Tactical Allocation Fund will be subject to total annual operating expenses that are lower than the expenses they currently pay as shareholders of Balanced Fund due to the lower advisory and administration fee paid by Tactical Allocation Fund to Mitchell Hutchins and the lower operating expenses that result from its much larger asset base.

                 ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         Master Series' Board and Mitchell Hutchins believe that Balanced Fund's shareholders will benefit from the Reorganization because the combined Fund would offer significantly lower expenses while allowing Balanced Fund's shareholders to continue to invest in a fund that allocates its assets between stock and fixed income investments.

         Master Series' Board approved the proposed Reorganization of Balanced Fund into Tactical Allocation Fund at a meeting held on October 6, 2000. At that meeting and in a series of prior meetings and presentations, Mitchell Hutchins explained to the Board that it had undertaken an extensive review of whether the best interests of shareholders of a number of PaineWebber funds, including Balanced Fund, would be served by continuing to operate the funds under their current arrangements. For Balanced Fund, Mitchell Hutchins' review included proposed changes in the Fund's investment strategies to track the performance of benchmark indices for both its stock and fixed income investments and a possible reorganization into another PaineWebber fund.

         After discussion, Master Series' Board approved the proposed changes to Balanced Fund's investment strategies, which became effective on October 10, 2000. Under the new investment strategies, Mitchell Hutchins seeks to manage Balanced Fund's stock investments to replicate (before fees and expenses) the total return of the S&P 500 Index and seeks to manage the Fund's fixed income investments to replicate (before fees and expenses) the total return of the Lehman Brothers Aggregate Bond Index. Before these investment strategy changes were implemented, Mitchell Hutchins used an active stock and bond selection process to decide which stocks or fixed income investments to buy or sell for the Fund. These investment strategy changes did not affect Mitchell Hutchins' process for determining the allocation of Balanced Fund's assets among different asset classes.

         Mitchell Hutchins noted that Balanced Fund's assets have generally declined over the past six months, and its operating expenses have increased as a result. Mitchell Hutchins noted that Tactical Allocation Fund has a similar investment objective and, like Balanced Fund, allocates its assets between stocks and fixed income investments. Mitchell Hutchins noted that both Funds sought to track the performance of the S&P 500 Index for their stock investments. Mitchell Hutchins also pointed out the differences between the two Funds. A main difference is that Tactical Allocation Fund follows the recommendations of Mitchell Hutchins' Tactical Allocation Model, which can recommend stock allocations of 100%, 75%, 50% 25% or 0%. If the Model recommends a stock allocation of less than 100%, it also recommends a fixed income allocation for the remainder of the Fund's assets. Mitchell Hutchins does not use the Tactical Allocation Model to make allocation decisions for Balanced Fund but instead relies on fundamental valuation techniques to adjust the allocation of its assets before prices fully reflect the likely effect of changes in key economic variables. In addition, Balanced Fund must maintain at least 25% of its total assets in fixed income investments while (if recommended by the Tactical Allocation Model) Tactical Allocation Fund may invest up to 100% of its total assets in stocks. Finally, Tactical Allocation Fund's fixed income investments are generally limited to five year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days. In contrast, Balanced Fund seeks to replicate the performance of the Lehman Brothers Aggregate Bond Index for its fixed income investments and so invests in a much broader range of bonds and money market instruments. (See "Comparison of the Funds" above for a more complete description of the investment objectives, policies and risks of the Funds.)

         Mitchell Hutchins stated its belief that the reorganization of Balanced Fund into Tactical Allocation Fund would benefit Balanced Fund's shareholders. Mitchell Hutchins believes that the most significant and attractive feature of both Funds is their allocation of assets between stocks and fixed investments. The combined Fund would allow Balanced Fund's shareholders to continue their investment in this type of fund but would significantly lower the expenses of that investment. The lower expenses of the combined Fund result from the lower investment advisory and administration fee paid by Tactical Allocation Fund and the economies of scale that result from its much larger asset base. (See "Comparative Fee Table" above for a more complete description of the fees and expenses of the Funds, both before and after the Reorganization.) Mitchell Hutchins also noted its belief that it would not be desirable from a marketing or administrative perspective to maintain and distribute shares for two substantially similar funds.

         Finally, Mitchell Hutchins reviewed with the Board of Master Series the principal terms of the Plan. Mitchell Hutchins informed the Board that the Reorganization would be tax-free to Balanced Fund and its shareholders, that shareholders of the combined Fund after the Reorganization could continue to exchange into other PaineWebber open-end funds without having to pay an additional sales load should their investment priorities change, and that no sales charges would be imposed on any Tactical Allocation Fund shares issued in connection with the Reorganization. Furthermore, Mitchell Hutchins informed the Board of Master Series that, for purposes of calculating the contingent deferred sales charge, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of Balanced Fund would include the holding period for the shares of Balanced Fund and any other PaineWebber fund shares of the same class that were exchanged for shares of Balanced Fund.

         As part of its considerations, the Board of Master Series examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions;
(2) the Funds' respective investment performances; (3) the likely impact of the Reorganization on the expense ratio of Tactical Allocation Fund and that expense ratio relative to Balanced Fund's current expense ratio; (4) the costs to be incurred by each Fund as a result of the Reorganization being borne by Mitchell Hutchins; (5) the compatibility of the Funds' portfolio holdings and the effect on Balanced Fund and its shareholders of any realignment of its portfolio in connection with the Reorganization; (6) the tax consequences of the Reorganization; (7) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates; (8) Mitchell Hutchins' assessment that the proposed Reorganization will be beneficial to the shareholders of Balanced Fund and will not dilute their interests; (9) the advisory arrangements in place for the Funds and the level and quality of investment advisory services provided or to be provided by Mitchell Hutchins; and (10) the terms of the proposed Plan.

         On the basis of the information provided to it and its evaluation of that information, the Board of Master Series, including a majority of its Independent Board Members, determined that the Reorganization would be in the best interests of Balanced Fund and that the interests of existing Balanced Fund shareholders would not be diluted as a result of the Reorganization. THEREFORE, THE BOARD OF MASTER SERIES UNANIMOUSLY APPROVED THE REORGANIZATION AND RECOMMENDED THE APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF BALANCED FUND AT THE MEETING.

TERMS OF THE REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

         The Plan contemplates (1) Tactical Allocation Fund's acquiring on the Closing Date all the assets of Balanced Fund in exchange solely for Tactical Allocation Fund shares and Tactical Allocation Fund's assumption of all of Balanced Fund's stated liabilities and (2) the distribution of those shares to Balanced Fund shareholders. Balanced Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). Tactical Allocation Fund will assume from Balanced Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in the Plan, but only to the extent disclosed or provided for in Balanced Fund's most recent annual audited financial statements, or incurred by Balanced Fund subsequent to the date of those financial statements and disclosed in writing to and accepted by Investment Trust (collectively, the "Liabilities"); provided, however, that Balanced Fund will use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

         The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by Tactical Allocation Fund and the NAV per share of each class of Tactical Allocation Fund shares will be determined as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time"), using the applicable valuation procedures described in Tactical Allocation Fund's current Prospectus and SAI. These procedures are very similar to those used by Balanced Fund and described in its Prospectus and SAI. Balanced Fund's net asset value will be the value of the Assets to be acquired by Tactical Allocation Fund, less the amount of the Liabilities, as of the Valuation Time.

         On, or as soon as practicable after, the Closing Date, Balanced Fund will distribute to its shareholders of record as of the Effective Time the Tactical Allocation Fund shares it receives, by class, so that each Balanced Fund shareholder will receive the number of full and fractional shares of the corresponding class of Tactical Allocation Fund equal in aggregate NAV to the shareholder's shares in Balanced Fund. That distribution will be accomplished by opening accounts on the books of Tactical Allocation Fund in the names of Balanced Fund's shareholders and crediting those accounts with the appropriate number of Tactical Allocation Fund shares. Fractional shares of Tactical Allocation Fund will be rounded to the third decimal place.

         The NAV per share of Tactical Allocation Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of the interest of any shareholder in either Fund. In addition, Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Balanced Fund will be terminated after the Reorganization.

         The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the interests of Balanced Fund shareholders. If the Reorganization is not approved by shareholders at the Meeting, Balanced Fund will continue to operate as a portfolio of Master Series, and its Board will then consider other options and alternatives for the future of the Fund, including the liquidation of the Fund, resubmitting this proposal for shareholder approval or other appropriate action.

DESCRIPTION OF SECURITIES TO BE ISSUED

         Tactical Allocation Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Fund's shares are divided into four classes, designated Class A, Class B, Class C and Class Y shares. A share of each class of Tactical Allocation Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Fund, except that dividends and distributions shall appropriately reflect expenses allocated to a particular class. Shares of the Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. Investment Trust does not hold annual meetings. Shares of the Fund generally are voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 plan as it relates to the class. Shares of each series of Investment Trust will be voted separately, except when an aggregate vote of all the series is required by law.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

         Certain fundamental investment restrictions of Balanced Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Plan, you agree to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

         The Reorganization is intended to be a tax-free reorganization within the meaning of section 368(a)(1) of the Code. Master Series and Investment Trust each will receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, substantially to the following effect:

         (1) Tactical Allocation Fund's acquisition of the Assets in exchange solely for its shares and its assumption of the Liabilities, followed by Balanced Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Balanced Fund shares, will qualify as a reorganization within the meaning of section
         368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) Balanced Fund will recognize no gain or loss on its transfer of the Assets to Tactical Allocation Fund in exchange solely for Tactical Allocation Fund shares and Tactical Allocation Fund's assumption of the Liabilities or on the subsequent distribution of those shares to
         Balanced Fund's shareholders in constructive exchange for their Balanced Fund shares;

         (3) Tactical Allocation Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for its shares and its assumption of the Liabilities;

         (4) Tactical Allocation Fund's basis in the Assets will be the same as Balanced Fund's basis therein immediately before the Reorganization, and Tactical Allocation Fund's holding period for the Assets will include Balanced Fund's holding period therefor;

         (5) A Balanced Fund shareholder will recognize no gain or loss on the constructive exchange of all its Balanced Fund shares solely for Tactical Allocation Fund shares pursuant to the Reorganization; and

         (6) A Balanced Fund shareholder's aggregate basis in the Tactical Allocation Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Balanced Fund shares it constructively surrenders in exchange for those Tactical Allocation Fund shares, and its holding period for those Tactical Allocation Fund shares will include its holding period for those Balanced Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

         The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Utilization by Tactical Allocation Fund after the Reorganization of any pre-Reorganization capital losses realized by Balanced Fund could be subject to limitation in future years under the Code.

         You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you also should consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

REQUIRED VOTE

         The proposal to approve the Plan requires the affirmative vote of more than 50% of the outstanding shares entitled to vote at the Meeting.

             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                          ----------------------------

                            ORGANIZATION OF THE FUNDS

         Tactical Allocation Fund commenced operations on July 22, 1992 as a diversified series of Investment Trust (formerly known as Kidder, Peabody Investment Trust). Investment Trust was organized as a Massachusetts business trust on March 28, 1991, and is registered under the 1940 Act as an open-end management investment company. The operations of Investment Trust as a Massachusetts business trust are governed by its Declaration of Trust, By-Laws and Massachusetts law. Although shareholders of a Massachusetts business trust may, under certain circumstances be held personally liable for its obligations, Investment Trust's Declaration of Trust expressly disclaims and provides indemnification against such liability. Accordingly, the risks of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which Tactical Allocation Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and, thus, does not pose a material risk.

         Balanced Fund commenced operations on December 12, 1986 as a diversified portfolio of Master Series, a Maryland corporation formed on October 29, 1985, and registered under the 1940 Act as an open-end management investment company. The operations of Master Series, as a Maryland corporation, are governed by its Articles of Incorporation and By-Laws and Maryland law.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand Tactical Allocation Fund's financial performance for the past five years. Shorter periods are shown for classes of Fund shares that have existed for less than five years. The table shows information for the Fund's past 5 years. Certain information reflects financial results for a single Fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The table is included in Tactical Allocation Fund's current Prospectus, dated December 31, 2000, and accompanies this Proxy Statement/Prospectus. The information has been audited by Ernst & Young LLP, independent auditors for Tactical Allocation Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, dated August 31, 2000, which is also incorporated herein by reference and accompanies this Proxy Statement/Prospectus.

                                 CAPITALIZATION

         The following table shows the capitalization of each of Balanced Fund and Tactical Allocation Fund as of December 31, 2000, and the PRO FORMA capitalization as of the same date, giving effect to the Reorganization:


                                                                                              PRO FORMA CLASS A
                                      BALANCED FUND:         TACTICAL ALLOCATION FUND:        COMBINED TACTICAL
                                          CLASS A                     CLASS A                 ALLOCATION FUND
                                          -------                     -------                 ---------------
Net Assets............................   $168,368,894                   $866,413,578            $1,034,782,472
Shares Outstanding....................     18,239,502                     28,974,978                34,605,643
Net Asset Value Per Share.............        $  9.23                       $  29.90                  $  29.90


                                                                                              PRO FORMA CLASS B
                                      BALANCED FUND:         TACTICAL ALLOCATION FUND:        COMBINED TACTICAL
                                         CLASS B                       CLASS B                 ALLOCATION FUND
                                         -------                       -------                 ---------------
Net Assets............................    $17,325,053                 $1,025,165,783            $1,042,490,836
Shares Outstanding....................      1,819,175                     34,831,226                35,419,865
Net Asset Value Per Share.............        $  9.52                       $  29.43                  $  29.43

                                                                                              PRO FORMA CLASS C
                                      BALANCED FUND:         TACTICAL ALLOCATION FUND:        COMBINED TACTICAL
                                         CLASS C                        CLASS C                ALLOCATION FUND
                                         -------                        -------                ---------------
Net Assets............................    $17,321,876                   $824,649,841              $841,971,717
Shares Outstanding....................      1,869,274                     27,825,900                28,410,387
Net Asset Value Per Share.............        $  9.27                       $  29.64                  $  29.64

                                                                                              PRO FORMA CLASS Y
                                      BALANCED FUND:         TACTICAL ALLOCATION FUND:        COMBINED TACTICAL
                                          CLASS Y                        CLASS Y               ALLOCATION FUND
                                          -------                        -------               ---------------
Net Assets............................      $ 287,954                   $208,783,261              $209,071,215
Shares Outstanding....................         31,201                      6,923,669                 6,933,218
Net Asset Value Per Share........             $  9.23                       $  30.16                  $  30.16

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of Tactical Allocation Fund shares as part of the Reorganization and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Second Floor, Washington, DC 20036-1800, counsel to Investment Trust and Master Series.

          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

         Investment Trust and Master Series are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding Investment Trust and Master Series, and other registrants that file electronically with the SEC. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Room, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                     EXPERTS

         The audited financial statements of Balanced Fund incorporated by reference in the SAI have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in Balanced Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000. The financial statements audited by Pricewaterhouse Coopers LLP have been incorporated by reference in the SAI in reliance on its report given on its authority as experts in auditing and accounting.

         The audited financial statements of Tactical Allocation Fund incorporated by reference in its SAI and incorporated by reference or included in its Statement of Additional Information for the fiscal year ended August 31, 2000, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in Tactical Allocation Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000. The financial statements audited by Ernst & Young LLP have been incorporated by reference in the SAI in reliance on its report given on its authority as experts in auditing and accounting.

                                OTHER INFORMATION

         SHAREHOLDER PROPOSALS. As a general matter, Master Series does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Balanced Fund's shareholders should send such proposals to Balanced Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

         OTHER BUSINESS. Master Series' management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of Balanced Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                   APPENDIX A

          FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of [_________], 2001, by and among PaineWebber Investment Trust, a Massachusetts business trust ("Acquiring Trust"), on behalf of PaineWebber Tactical Allocation Fund, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), PaineWebber Master Series, Inc., a Maryland corporation ("Target Fund"), on behalf of PaineWebber Balanced Fund, a series thereof ("Target"), and solely for purposes of paragraph 7.2 hereof, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Acquiring Trust and Target Fund are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund or Target are made and shall be taken or undertaken by Acquiring Trust or Target Fund, respectively.

         The Investment  Companies wish to effect a reorganization  described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of Target's stated liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of common stock in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

         The Target Shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares ("Class A Target Shares," "Class B Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). Acquiring Fund's shares also are divided into four classes designated Class A, Class B, Class C, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively, and collectively "Acquiring Fund Shares"). Each class of Acquiring Fund Shares is substantially similar to the identically designated class of Target Shares.

         In consideration of the mutual promises contained herein, the parties agree as follows:

1.  PLAN OF REORGANIZATION AND TERMINATION

         1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor--

         (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2),
              (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

         (b)  to  assume  all  of  Target's  stated  liabilities   described  in
              paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

         1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

         1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Agreement, but only to the extent disclosed or provided for in Target Fund's financial statements referred to in paragraph 4.1.19, or otherwise disclosed in writing to and accepted by Acquiring Trust. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its Liabilities before the Effective Time.

         1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

         1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Acquiring Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (I.E., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Class A Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class B Target Shares shall be credited with the respective PRO RATA number of Class B Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class C Target Shares shall be credited with the respective PRO RATA number of Class C Acquiring Fund Shares due that Shareholder; and the account for a Shareholder of Class Y Target Shares shall be credited with the respective PRO RATA number of Class Y Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

         1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Target Fund and any further actions shall be taken in connection therewith as required by applicable law.

         1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

         1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.  VALUATION

         2.l. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

         2.2. For purposes of paragraph 1.1(a), the NAV of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

         2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins.

3.  CLOSING AND EFFECTIVE TIME

         3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about [_________], 2001, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and the NAV of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

         3.2. Target Fund shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing. Target Fund shall deliver at the Closing a certificate of its Secretary or a Vice President stating that (a) Target Fund instructed its custodian to deliver the Assets held by it to Acquiring Fund at the Effective Time or make arrangements on or before the Effective Time for the delivery thereof to Acquiring Fund, and (b) Target Fund's custodian notified Target Fund that it had received the instructions and that the requested delivery of Assets would be effective as of the Effective Time or as of the earliest feasible time following the Effective Time.

         3.3. Target Fund shall deliver to Acquiring Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder (rounded to the third decimal place), all as of the Effective Time, certified by Target Fund's Secretary or an Assistant Secretary thereof. Acquiring Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Acquiring Trust shall issue and deliver a confirmation to Target Fund evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target Fund that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

         3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

         4.1. Target represents and warrants to Acquiring Trust, on behalf of Acquiring Fund, as follows:

         4.1.1. Target Fund is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

         4.1.2. Target Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

         4.1.3. Target is a duly  established  and designated  series of Target
     Fund;

         4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

         4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Target Fund's Restated Articles of Incorporation ("Articles of Incorporation") or Restated By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Acquiring Trust;

         4.1.7. Except as otherwise disclosed in writing to and accepted by Acquiring Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

         4.1.8. Except as otherwise disclosed in writing to and accepted by Acquiring Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target Fund's knowledge) threatened against Target Fund with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Target Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

         4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target Fund's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

         4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

         4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target Fund, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Acquiring Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

         4.1.12. On the effective date of the Registration Statement, at the time of the Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Acquiring Trust for use therein;

         4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Target Fund's financial statements referred to in paragraph 4.1.19, or otherwise disclosed in writing to and accepted by Acquiring Trust, none of which has been materially adverse to the business, assets, or results of Target's operations;

         4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

         4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

         4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

         4.1.17. During the five-year period ending at the Effective Time, (a) neither Target nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Target will have acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares (other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for dividends qualifying for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

         4.1.18. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended August 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

         4.1.19. Target Fund's audited financial statements for the year ended August 31, 2000, to be delivered to Acquiring Trust, fairly represent Target's financial position as of such date and the results of its operations and changes in its net assets for the period then ended; and

         4.1.20. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring

     Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

         4.2. Acquiring Fund represents and warrants to Target Fund, on behalf of Target, as follows:

         4.2.1. Acquiring Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

         4.2.2. Acquiring Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

         4.2.3. Acquiring Fund is a duly established and designated series of Acquiring Trust;

         4.2.4.  No   consideration   other  than  Acquiring  Fund  Shares  (and
     Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

         4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, including the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

         4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Acquiring Trust's Restated By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Target Fund;

         4.2.8. Except as otherwise disclosed in writing to and accepted by Target Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Trust's knowledge) threatened against Acquiring Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Acquiring Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

         4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Acquiring Trust's board of trustees (together with Target Fund's board of directors, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

         4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Acquiring Trust, except for
     (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

         4.2.11. On the effective date of the Registration Statement, at the time of the Meeting, and at the Effective Time, the Proxy Statement will
     (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target Fund for use therein;

         4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

         4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor is there any plan or intention for Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Acquiring Fund, to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of Acquiring Fund's business as an open-end investment company as required by section 22(e) of the 1940 Act;

         4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

         4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

         4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

         4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

         4.2.18. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Acquiring Fund will have acquired Target Shares with consideration other than Acquiring Fund Shares;

         4.2.19. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended August 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

         4.2.20. Acquiring Trust's audited financial statements for the year ended August 31, 2000, to be delivered to Target Fund, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

         4.3. Each Fund represents and warrants to the Investment Company of which the other Fund is a series, on behalf of such other Fund, as follows:

         4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

         4.3.2. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

         4.3.3. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

         4.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

         4.3.5. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

         4.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

         4.3.7. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund;

         4.3.8. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187) ("Reorganization Expenses"); and

         4.3.9. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.17, 4.2.13, and 4.2.18 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time.

5.  COVENANTS

         5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that--

         (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

         (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with any of its investment policies and restrictions immediately after the Closing.

         5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Meeting").

         5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

         5.4. Target covenants that it will assist Acquiring Trust in obtaining information Acquiring Trust reasonably requests concerning the beneficial ownership of Target Shares.

         5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Trust at the Closing.

         5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

         5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

         5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

         5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.  CONDITIONS PRECEDENT

         Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

         6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with the Articles of Incorporation and Target Fund's Restated By-Laws and applicable law.

         6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

         6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

         6.4. Target Fund shall have received an opinion of Kirkpatrick & Lockhart LLP ("K&L") substantially to the effect that:

         6.4.1. Acquiring Fund is a duly established series of Acquiring Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust to own all its properties and assets and, to the knowledge of K&L, to carry on its business as presently conducted;

         6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Acquiring Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target Fund on behalf of Target, is a valid and legally binding obligation of Acquiring Trust with respect to Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

         6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

         6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Acquiring Trust's Restated By-Laws or any provision of any agreement (known to K&L, without any independent inquiry or investigation) to which Acquiring Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of K&L, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Fund;

         6.4.5. To the knowledge of K&L (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

         6.4.6. Acquiring Trust is registered with the SEC as an investment company, and to the knowledge of K&L no order has been issued or proceeding instituted to suspend such registration; and

         6.4.7. To the knowledge of K&L (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Acquiring Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and
     (b) Acquiring Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Fund.

In rendering such opinion, K&L may (1) rely, as to certain factual matters, on a certificate of Acquiring Trust, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with K&L who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

         6.5. Acquiring   Trust   shall   have   received   an  opinion  of  K&L
substantially to the effect that:

         6.5.1. Target is a duly established series of Target Fund, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with the corporate power to own all its properties and assets and, to the knowledge of K&L, to carry on its business as presently conducted;

         6.5.2.  This  Agreement  (a) has been duly  authorized,  executed,  and delivered by Target Fund on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by Acquiring Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target Fund with respect to Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

         6.5.3 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Articles of Incorporation or Target Fund's Restated By-Laws or any provision of any agreement (known to K&L, without any independent inquiry or investigation) to which Target Fund (with respect to Target) is a party or by which it is bound or (to the knowledge of K&L, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target Fund (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Trust;

         6.5.4. To the knowledge of K&L (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Fund on behalf of Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

         6.5.5. Target Fund is registered with the SEC as an investment company, and to the knowledge of K&L no order has been issued or proceeding instituted to suspend such registration; and

         6.5.6. To the knowledge of K&L (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target Fund (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Target Fund (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Trust.

In rendering such opinion, K&L may (1) rely (i) as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, and
(ii) as to certain factual matters, on a certificate of Target Fund, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with K&L who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

         6.6. Each Investment Company shall have received an opinion of K&L, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, K&L may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which K&L may treat as representations made to it, or in separate letters addressed to K&L and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

         6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

         6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

         6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

         6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

         6.6.5.  A   Shareholder   will   recognize  no  gain  or  loss  on  the
     constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

         6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.  BROKERAGE FEES AND EXPENSES

         7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         7.2. The Reorganization Expenses will be borne by Mitchell Hutchins.

8.  ENTIRE AGREEMENT; NO SURVIVAL

         Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

         This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Target's shareholders:

         9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before [_________], 2001; or

         9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10.  AMENDMENT

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.  MISCELLANEOUS

         11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3. The parties acknowledge that Acquiring Trust is a Business Trust. Notice is hereby given that this instrument is executed by Acquiring Trust on behalf of Acquiring Fund and by its trustees and/or officers solely in their capacities as trustees and/or officers, and not individually, and that Acquiring Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Acquiring Fund's assets and property. Target Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to Acquiring Fund's assets and property in settlement of such rights or claims and not to such trustees, officers or shareholders.

         11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                     PAINEWEBBER MASTER SERIES,  INC., acting on
                                       behalf   of   its   series,   PaineWebber
                                       Balanced Fund

                                     By: _______________________________________

                                     Attestation By: ___________________________

                                     PAINEWEBBER  INVESTMENT  TRUST,  acting  on
                                       behalf   of   its   series,   PaineWebber
                                       Tactical Allocation Fund

                                     By: _______________________________________

                                     Attestation By: ___________________________

                                   APPENDIX B

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of the Record Date, the following shareholders were shown on the Funds' records as owning 5% or more a class of shares of Balanced Fund or Tactical Allocation Fund. Mitchell Hutchins did not know of any other person who owned beneficially 5% or more of any class of either Fund's outstanding equity securities as of the Record Date.



                                  BALANCED FUND

                                                                                              PERCENT OWNERSHIP
                                                               PERCENT OWNERSHIP OF              OF COMBINED
SHAREHOLDER'S NAME/ADDRESS*                                        BALANCED FUND           TACTICAL ALLOCATION FUND
--------------------------                                         -------------           ------------------------
[insert name]
                                                                       ----%                        ----%



                                  TACTICAL ALLOCATION FUND

                                                                                              PERCENT OWNERSHIP
                                                               PERCENT OWNERSHIP OF              OF COMBINED
SHAREHOLDER'S NAME/ADDRESS*                                  TACTICAL ALLOCATION FUND      TACTICAL ALLOCATION FUND
--------------------------                                   ------------------------      ------------------------
[insert name]
                                                                       ----%                        ----%


----------------------------
* The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, New York 10019-6114.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY














                  Please detach at perforation before mailing.





PROXY                       PAINEWEBBER BALANCED FUND                      PROXY
                         (A SERIES OF PAINEWEBBER MASTER
                                  SERIES, INC.)
                SPECIAL MEETING OF SHAREHOLDERS - APRIL 17, 2001

This proxy is being solicited for the Board of Directors of PaineWebber Master Series, inc. ("Corporation") on behalf of the fund listed above, a series of the Corporation. The undersigned hereby appoints as proxies_______ and ______, and each of them (with the power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Fund at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL.

VOTE  TODAY  BY  MAIL,  TOUCH-TONE  PHONE  OR  THE  INTERNET.   CALL  TOLL  FREE
1-800-597-7836 OR LOG ON TO https://vote.proxy-direct.com. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS.

                                   -------------------------------------
                                    CONTROL NUMBER: 999 9999 9999 999
                                   -------------------------------------

                                   NOTE: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."

                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Signature (if held jointly)

                                   ---------------------------------------------
                                   Date                                PWS_11293



             PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





















                  Please detach at perforation before mailing.









THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE: /X/

                                                   FOR     AGAINST     ABSTAIN

1.   Approval  of the  Agreement  and Plan of      / /       / /         / /
     Reorganization and Termination investment
     Trust that     provides     for     the
     reorganization  of PaineWebber  Balanced
     Fund,  a series  of  PaineWebber  Master
     Series,  Inc., into PaineWebber Tactical
     Allocation Fund, a series of PaineWebber
     Investment Trust.










              PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.
                                                                       PWS_11293

                         YOUR PROXY VOTE IS IMPORTANT!


                         AND NOW YOU CAN VOTE YOUR PROXY
                         ON THE PHONE OR ON
                         THE INTERNET.

[graphic]                IT SAVES MONEY!  Telephone and Internet voting
                         saves postage costs. Savings which can help to minimize expenses.


                         IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.


                         IT'S EASY!  Just follow these simple steps:

                             1.   Read your proxy statement and have it at hand.
                             2. Call toll-free 1-800-597-7836 for automated instructions, OR GO TO WEBSITE: https://vote.proxy-direct.com.
                             3. Enter your 14 digit CONTROL NUMBER from your Proxy Card.
                             4.   Follow the recorded or on-screen directions.
                             5. Do NOT mail your Proxy Card when you vote by phone or internet.
                             6.   If you have any questions regarding the
                                  meeting agenda or the execution of your proxy, please call. 1-877-388-2844.

                          PAINEWEBBER INVESTMENT TRUST
               (ON BEHALF OF PAINEWEBBER TACTICAL ALLOCATION FUND)

                         PAINEWEBBER MASTER SERIES, INC.
                    (ON BEHALF OF PAINEWEBBER BALANCED FUND)

                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information relates specifically to the proposed Reorganization whereby PaineWebber Tactical Allocation Fund ("Tactical Allocation Fund"), a series of PaineWebber Investment Trust ("Investment Trust"), would acquire all of the assets of PaineWebber Balanced Fund ("Balanced Fund"), a series of PaineWebber Master Series, Inc. ("Master Series"), in exchange solely for shares of Tactical Allocation Fund and the assumption by Tactical Allocation Fund of all of Balanced Fund's stated liabilities. This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated by reference herein and accompanies this Statement of Additional Information:

         (1) The Statement of Additional Information of Tactical Allocation Fund, dated December 31, 2000 which is incorporated by reference from Investment Trust's filing under Rule 497 as filed on January 18, 2001, SEC File Number 033-39659, accession number 0000930413-01-000084;

         (2) The Annual Report to Shareholders of Tactical Allocation Fund for the fiscal year ended August 31, 2000, which is incorporated by reference from Investment Trust's Form N-30D, SEC File Number 811-06292, filed on November 1, 2000, accession number 0000930413-00-001356; and

         (3) The Annual Report to Shareholders of Balanced Fund for the fiscal year ended August 31, 2000, which is incorporated by reference from Master Series' Form N-30D, SEC File Number 811-04448, filed on November 3, 2000, accession number 0001125282-00-000287.

         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Combined Proxy Statement/Prospectus dated March __, 2001 relating to the proposed Reorganization. A copy of the Combined Proxy Statement/Prospectus may be obtained without charge by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated March __, 2001.

                         PRO FORMA FINANCIAL STATEMENTS

         In accordance with Item 14(a), Instruction 2 of Form N-14, no PRO FORMA financial statements are required because the net asset value of Balanced Fund as of January 31, 2001 did not exceed 10% of the net asset value of Tactical Allocation Fund.

                            PART C. OTHER INFORMATION
                            -------------------------


Item 15.  Indemnification
          ---------------

         Section 4.2 of Article IV of the Registrant's Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 4.3(a) of Article IV of the Registrant's Declaration of Trust provides that the appropriate series of the Registrant will indemnify its Trustees and officers to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by such Trustees and officers in connection with any claim, action, suit or proceeding in which such Trustee or officer becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. Additionally, Section 4.3(b) of Article IV provides that no such person shall be indemnified (i) where such person is liable to the Trust, a series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (ii) where such person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust, or a series thereof, or (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in (ii) above resulting in a payment by a Trustee or officer, unless there has been a determination by the court of other body approving the settlement or other disposition or based upon a review of readily available facts by vote of a majority of the non-interested Trustees or written opinion of independent legal counsel, that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Section 4.3(b) of Article IV further provides that the rights of indemnification may be insured against by policies maintained by the Trust. Section 4.4 of Article IV provides that no Trustee shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

         Section 4.6 of Article IV provides that each Trustee, officer or employee of the Trust or a series thereof shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a series thereof, upon an opinion of counsel, or upon reports made to the Trust or a series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Section 9 of the Investment Advisory and Administration Contract or the Interim Investment Management and Administration Contract (each an "Advisory Contract") between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Trust provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which each Advisory Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory

Contract. Each Advisory Contract also provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Advisory Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.

         Section 6 of the Interim Sub-Advisory Contract between Mitchell Hutchins and Martin Currie Inc. provides that Martin Currie Inc. shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which such Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Martin Currie Inc. in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract.

         Section 9 of the Distribution Contract provides that the Trust will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended ("1933 Act"). Section 9 of the Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Trust, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Distribution Contract.

         Section 10 of the Distribution Contract contains provisions similar to that of the section of each Advisory Contract limiting the liability of the Trust's trustees.

         Section  9 of the  Dealer  Agreement  contains  provisions  similar  to
Section 9 of the Distribution Contract with respect to PaineWebber Incorporated ("PaineWebber").

         Insofar as indemnification for liabilities arising under the 1933 Act, may be provided to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits
         --------

(1)      Amended and Restated Declaration of Trust 1/
                                                   -
(2)      Restated By-Laws 1/
                          -
(3)      Copies of any voting trust agreement - none

(4) A copy of the Agreement and Plan of Reorganization and Termination is included in the combined proxy statement/prospectus as Appendix A thereto and incorporated by reference.

(5) Instruments defining the rights of the holders of Registrant's shares of beneficial interest 2/
                                -
(6)      (a)      Investment Advisory and Administration Contract applicable to
                  PaineWebber Tactical Allocation Fund 3/
                                                       -
         (b)      Interim Investment Management and Administration Contract
                  applicable to PaineWebber Global Equity Fund 4/
                                                               -
         (c)      Interim Sub-Advisory Contract with Martin Currie Inc.
                  applicable to PaineWebber Global Equity Fund 4/
                                                               -
(7)      (a)      Distribution Contract 4/
                                        -
         (b)      Dealer Agreement 4/
                                   -
(8)      Bonus, profit sharing or pension plans - none

(9)      Custody Contract 1/
                          -
(10)     Plan pursuant to Rule 12b-1

         (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 5/
                                 -
         (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 5/
                                 -
         (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 5/
                                 -
         (d)      Multiple Class Plan pursuant to Rule 18f-3 4/
                                                             -
(11)     Opinion and consent of Counsel on legality of shares (filed herewith)

(12)     Opinion and consent of Counsel on tax matters (to be filed)

(13)     Transfer Agency Services and Shareholder Services Agreement 6/
                                                                     -
(14)     (a)      Auditors' consent (filed herewith)

         (b)      Accountants' consent (filed herewith)

(15)     Financial statements omitted from prospectus - none

(16)     Powers of Attorney - none

(17)     Additional Exhibits - none

------------------------------

1/       Incorporated by reference from Post-Effective Amendment No. 22 to the
-        registration statement, SEC File No. 33-39659, filed  on February 27,
         1998.

2/       Incorporated by reference from Articles IV, V, VI,  VII,  and X of
- Registrant's Amended and Restated Declaration of Trust and from Articles II and XI of Registrant's Restated By-Laws.

3/       Incorporated by reference from Post-Effective Amendment No. 14 to the
-        registration statement, SEC File No. 33-39659, filed on December 29,
         1995.

4/       Incorporated by reference from Post-Effective Amendment No. 32 to the
-        registration statement,  SEC File No. 33-39659, filed on December 27,
         2000.

5/       Incorporated by reference from Post-Effective Amendment No. 25 to the
-        registration statement, SEC File No. 33-39659, filed on November 23,
         1998.

6/       Incorporated by reference from Post-Effective Amendment No. 23 to the
-        registration statement, SEC File No. 33-39659, filed on September 1,
         1998.

Item 17. Undertakings
         ------------

         (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 9th day of February, 2001.

                          PAINEWEBBER INVESTMENT TRUST

                         By:     /s/ Dianne E. O'Donnell
                                 --------------- -------
                                 Dianne E. O'Donnell
                                 Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. The undersigned hereby severally constitute and appoint Amy R. Doberman, Dianne E. O'Donnell, Keith A. Weller, Arthur J. Brown, Elinor
W. Gammon and Benjamin J. Haskin, and each of them singly, our true and lawful attorneys, with full power to sign for each of us, and in each of our names and in the capacities indicated below, any and all amendments to this Registration Statement of PaineWebber Investment Trust, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys to any and all amendments to said registration statement.


Signature                                   Title                              Date
---------                                   -----                              ----

/s/ Brian M. Storms                         President and Trustee              February 9, 2001
---------------------------                 (Chief Executive Officer)
Brian M. Storms


/s/ E. Garrett Bewkes, Jr.                  Trustee and Chairman               February 9, 2001
---------------------------                 of the Board of Trustees
E. Garrett Bewkes, Jr.


/s/ Margo N. Alexander                      Trustee                            February 9, 2001
---------------------------
Margo N. Alexander


/s/ Richard Q. Armstrong                    Trustee                            February 9, 2001
---------------------------
Richard Q. Armstrong


/s/ Richard R. Burt                         Trustee                            February 9, 2001
---------------------------
Richard R. Burt


/s/ Meyer Feldberg                          Trustee                            February 9, 2001
---------------------------
Meyer Feldberg


/s/ George W. Gowen                         Trustee                            February 9, 2001
---------------------------
George W. Gowen


/S/ Frederic V. Malek                       Trustee                            February 9, 2001
---------------------------
Frederic V. Malek


/s/ Carl W. Schafer                         Trustee                            February 9, 2001
---------------------------
Carl W. Schafer

/s/ Paul H. Schubert                        Vice President and Treasurer       February 9, 2001
---------------------------                 (Chief Financial and Accounting
Paul H. Schubert                            Officer)




                          PAINEWEBBER INVESTMENT TRUST

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number
------

(1)      Amended and Restated Declaration of Trust 1/
                                                   -
(2)      Restated By-Laws 1/
                          -
(3)      Copies of any voting trust agreement - none

(4) A copy of the Agreement and Plan of Reorganization and Termination is included in the combined proxy statement/prospectus as Appendix A thereto and incorporated by reference.

(5) Instruments defining the rights of the holders of Registrant's shares of beneficial interest 2/
                                -
(6)      (a)      Investment Advisory and Administration Contract applicable to
                  PaineWebber Tactical Allocation Fund 3/
                                                       -
         (b)      Interim Investment Management and Administration Contract
                  applicable to PaineWebber Global Equity Fund 4/
                                                               -
         (c)      Interim Sub-Advisory Contract with Martin Currie Inc.
                  applicable to PaineWebber Global Equity Fund 4/
                                                               -
(7)      (a)      Distribution Contract 4/
                                        -
         (b)      Dealer Agreement 4/
                                   -
(8)      Bonus, profit sharing or pension plans - none

(9)      Custody Contract 1/
                          -
(10)     Plan pursuant to Rule 12b-1

         (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 5/
                                 -
          (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 5/
                                 -
         (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 5/
                                 -
         (d)      Multiple Class Plan pursuant to Rule 18f-3 4/
                                                             -
(11)     Opinion and consent of Counsel on legality of shares (filed herewith)

(12)     Opinion and consent of Counsel on tax matters (to be filed)

(13)     Transfer Agency Services and Shareholder Services Agreement 6/
                                                                     -

(14)     (a)      Auditors' consent (filed herewith)

         (b)      Accountants' consent (filed herewith)

(15)     Financial statements omitted from prospectus - none

(16)     Powers of Attorney - none

(17)     Additional Exhibits - none

------------------------------

1/       Incorporated by reference from Post-Effective Amendment No. 22 to the
-        registration statement, SEC File No. 33-39659, filed on February 27,
         1998.

2/       Incorporated by reference from Articles IV, V, VI,  VII, and X of
- Registrant's Amended and Restated Declaration of Trust and from Articles II and XI of Registrant's Restated By-Laws.

3/       Incorporated by reference from Post-Effective Amendment No. 14 to the
-        registration statement, SEC File No. 33-39659, filed on December 29,
         1995.

4/       Incorporated by reference from Post-Effective Amendment No. 32 to the
-        registration statement,  SEC File No. 33-39659, filed on December 27,
         2000.

5/       Incorporated by reference from Post-Effective Amendment No. 25 to the
-        registration statement, SEC File No. 33-39659, filed on November 23,
         1998.

6/       Incorporated by reference from Post-Effective Amendment No. 23 to the
-        registration statement, SEC File No. 33-39659, filed on September 1,
         1998.